SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2004

__________________

DOVER CORPORATION

(Exact Name of Registrant as Specified in Charter)

__________________

STATE OF DELAWARE	1-4018	53-0257888
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

280 Park Avenue, New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 922-1640
(Registrant’s telephone number, including area code)

(Former Name or Former address, if Changed Since Last Report)

__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
SIGNATURES

Item 5.02 Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers

(d)	Election of Director

     On November 4, 2004, the Board of Directors of Dover Corporation elected Robert W. Cremin as a Director of Dover effective January 1, 2005. Mr. Cremin, 64, currently serves as the Chairman, President and Chief Executive Officer of Esterline Technologies Corporation. He has been Chairman since January 2001, Chief Executive Officer since January 1999 and President since September 1997. Mr. Cremin has been a Director of Esterline since 1998.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2004	DOVER CORPORATION (Registrant)
	By:	/s/ Joseph W. Schmidt
		Name:	Joseph W. Schmidt
		Title:	Vice President, General Counsel & Secretary